UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): MARCH 29, 2011


                            DAEDALUS VENTURES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                  0-54126          TO BE APPLIED
       (State or other             (Commission      (I.R.S. Employer
jurisdiction of incorporation)     File Number)     Identification No.)


                   C/O ALPHA NETWORK ALLIANCE VENTURES INC.
                          11801 PIERCE ST., 2ND FLOOR
                              RIVERSIDE, CA 92505
              ---------------------------------------------------
              (Address of principal executive offices) (zip code)


                          TELEPHONE:  (215) 405-8018
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              2000 HAMILTON STREET, #943, PHILADELPHIA, PA 19130
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


<P>
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

       On March 28, 2011, William Tay (the "Seller"), the sole shareholder of Daedalus Ventures, Inc. (the "Company) entered into a Stock Purchase Agreement (the "Agreement") with Alpha Network Alliance Ventures Inc., a Delaware corporation (the "Buyer"). Pursuant to the Agreement, on or before March 29, 2011 (the "Closing"), the Seller agreed to transfer to the Buyer, 31,390,000 shares of the Company's common stock, which represents all of the Company's issued and outstanding shares, in consideration of $59,990 in cash, of which $6,000 was paid by the Buyer. On March 29, 2011, the balance of $53,990 is to be paid by the Buyer at the Closing.

       The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

       The Company will not receive any proceeds as a result of the Buyer's acquisition of the shares from the Seller. The Company has provided certain standard representations and warranties about the Company to the Buyer in the Agreement, including without limitation, representations and warranties as regards the Company's organization and capital structure, legal compliance and accuracy of its books and records.

       The sale transaction is expected to close on or before March 29, 2011.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

       On March 28, 2011, the board of directors of the Company appointed Eleazar Rivera as its new Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer and director pursuant to a written consent of directors, to be effective on March 29, 2011.

       Also on March 28, 2011, William Tay tendered his resignation as the Company's director, President, Secretary and Treasurer to be effective on March 29, 2011.

       Eleazar Rivera shall serve as director of the Company until the next annual meeting of stockholders or until his prior death, resignation or removal.

       Eleazar Rivera serves as Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer at the pleasure of the board of directors.

       Eleazar Rivera is currently the President and CEO of Alpha Network Alliance Ventures Inc., a Delaware corporation. Alpha Network Alliance Ventures is a marketing company for a multi level network marketing company in the industry. Alliance Network Alliance Ventures' interest is to distribute essential products and services to the masses. Prior to that, Eleazar Rivera worked in Singapore for an international offshore bank and for an advertising magazine before starting a money remittance business there.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

    10.1 Stock Purchase Agreement between William Tay and Alpha Network Alliance Ventures Inc., dated March 28, 2011

    99.1 Resignation Letter by William Tay and Board Resolutions



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 28, 2011      DAEDALUS VENTURES, INC.



                           By: /s/ William Tay
                           -------------------------------------------------
                           William Tay
                           Chief Executive Officer, Chief Financial Officer, Secretary and a director